                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints Allan R. Tessler, David R. Markin, Jay H. Harris, Marlan R. Smith, Martin L. Solomon and Wilmer J. Thomas, Jr., and each of them, as his attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments or post-effective amendments to International Control Corp.'s, Great Dane Trailers, Inc.'s, Great Dane Trailers Tennessee, Inc.'s, Great Dane Trailers Nebraska, Inc.'s, Great Dane Los Angeles, Inc.'s, Checker Motors Corporation's, Checker Motors Co. L.P.'s and South Charleston Stamping & Manufacturing Company's (collectively the "Issuers") Registration Statement on Form S-1 in connection with the registration of up to $215,000,000 in principal amount of Senior Secured Notes due 2001, and up to 115,000 Units each consisting of $1,000 in principal amount of Senior Subordinated Secured Notes due 2004 and one Warrant to purchase common stock of the Company (collectively, the "Securities"), and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and to enable the Company to comply with the Securities Act of 1933, as amended, and the requirements of the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has signed his name as of the date set forth below.



/s/ Allan R. Tessler                                      July 28 , 1994
- -------------------------                                --------
Allan R. Tessler


/s/ David R. Markin                                       July 28, 1994
- -------------------------                                --------
David R. Markin


/s/ Jay H. Harris                                         July 28, 1994
- -------------------------                                --------
Jay H. Harris


/s/ Marlan R. Smith                                       July 28, 1994
- -------------------------                                --------
Marlan R. Smith


/s/ Martin L. Solomon                                     July 28, 1994
- -------------------------                                --------
Martin L. Solomon


/s/ Wilmer J. Thomas, Jr.                                 July 28, 1994
- -------------------------                                --------
Wilmer J. Thomas, Jr.

                                      POWER OF ATTORNEY



                                                                 , 1994
- -------------------------                                --------
Thomas W. Horan


/s/ John T. Wise                                          July 25, 1994
- -------------------------                                --------
John T. Wise


/s/ David M. Hannah                                       July 25, 1994
- -------------------------                                --------
David M. Hannah


                                                                 , 1994
- -------------------------                                --------
Willard R. Hildebrand


                                                                 , 1994
- -------------------------                                --------
Fred T. Mote


                                                                 , 1994
- -------------------------                                --------
C.F. Hammond, III

                                 POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints Allan R. Tessler, David R. Markin, Jay H. Harris, Marlan R. Smith, Martin L. Solomon and Wilmer J. Thomas, Jr., and each of them, as his attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, as an officer of Great Dane Trailers, Inc., Great Dane Trailers Tennessee, Inc., Great Dane Trailers Nebraska, Inc., and Great Dane Los Angeles, Inc. to sign any or all amendments or post-effective amendments to International Control Corp.'s (the "Company"), Great Dane Trailers, Inc.'s, Great Dane Trailers Tennessee, Inc.'s, Great Dane Trailers Nebraska, Inc.'s, Great Dane Los Angeles, Inc.'s, Checker Motors Corporation's, Checker Motors Co. L.P.'s and South Charleston Stamping & Manufacturing Company's (collectively the "Issuers") Registration Statement on Form S-1 in connection with the registration of up to $215,000,000 in principal amount of Senior Secured Notes due 2001, and up to 115,000 Units each consisting of $1,000 in principal amount of Senior Subordinated Secured Notes due 2004 and one Warrant to purchase common stock of the Company (collectively, the "Securities"), and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and to enable the Issuers to comply with the Securities Act of 1933, as amended, and the requirements of the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to accomplish the above as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has signed his name as of the date set forth below.




/s/ Thomas W. Horan                                               July 25, 1994
- -------------------------                                         --------
Thomas W. Horan



/s/ Willard R. Hildebrand                                         July 25, 1994
- -------------------------                                         --------
Willard R. Hildebrand



/s/ Fred T. Mote                                                  July 25, 1994
- -------------------------                                         --------
Fred T. Mote



/s/ C.F. Hammond, III                                             July 25, 1994
- -------------------------                                         --------
C.F. Hammond, III

                                 POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints Allan R. Tessler, David R. Markin, Jay H. Harris, Marlan R. Smith, Martin L. Solomon and Wilmer J. Thomas, Jr., and each of them, as his attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, as a director of Great Dane Trailers, Inc., Great Dane Trailers Tennessee, Inc., Great Dane Trailers Nebraska, Inc., and Great Dane Los Angeles, Inc. after consultation with and approval of the undersigned, to sign any or all amendments or post-effective amendments to International Control Corp.'s (the "Company"), Great Dane Trailers, Inc.'s, Great Dane Trailers Tennessee, Inc.'s, Great Dane Trailers Nebraska, Inc.'s, Great Dane Los Angeles, Inc.'s, Checker Motors Corporation's, Checker Motors Co. L.P.'s and South Charleston Stamping & Manufacturing Company's Registration Statement on Form S-1 in connection with the registration of up to $215,000,000 in principal amount of Senior Secured Notes due 2001, and up to 115,000 Units each consisting of $1,000 in principal amount of Senior Subordinated Secured Notes due 2004 and one Warrant to purchase common stock of the Company (collectively, the "Securities"), and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every such act to accomplish the above, as fully as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has signed his name as of the date set forth below.




/s/ Thomas W. Horan                                               July 25, 1994
- -------------------------                                         --------
Thomas W. Horan



/s/ Willard R. Hildebrand                                         July 25, 1994
- -------------------------                                         --------
Willard R. Hildebrand



/s/ Fred T. Mote                                                  July 25, 1994
- -------------------------                                         --------
Fred T. Mote



/s/ C.F. Hammond, III                                             July 25, 1994
- -------------------------                                         --------
C.F. Hammond, III